SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 26, 2004

BAY VIEW TRANSACTION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-105220	41-2094366

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

1840 Gateway Drive San Mateo, California		94404

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT 99.1

Item 9.01 Financial Statements and Exhibits

(c) Exhibit

Exhibit 99.1 Monthly Servicing Report for the Collection Period ending October 31, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Transaction Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2003-LJ-1 OWNER TRUST
BY:	BAY VIEW TRANSACTION CORPORATION
ORIGINATOR OF TRUST

Dated: November 26, 2004	By:	/s/ Lisa Staab Lisa Staab VP, Controller